SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2003

Greater Bay Bancorp
(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number:  0-25034

2860 West Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5.  Other Events.

               Greater Bay Bancorp (the “Registrant”) has updated its slide presentation as of March 31, 2003.

Item 7.  Financial Statements and Exhibits.

Exhibits

99.1    Greater Bay Bancorp slide presentation as of March 31, 2003

Item 9.   Regulation FD Disclosure

               The slide presentation included herein as Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)

Dated: June 11, 2003	By: /s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President and General Counsel

Exhibit Index

99.1     Greater Bay Bancorp slide presentation as of March 31, 2003